UNITEDSTATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENTREPORT
                      PURSUANT TO SECTION 13 OR 15(d) OFTHE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     September 18, 2006
                                                  ------------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                   59-0936128
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(State or Other Jurisdiction     (Commission File         (IRS Employer
of Incorporation)                 Number)                 Identification Number)

212 Carnegie Center, Suite 302, Princeton, New Jersey             08540
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    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                    ----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check  the   appropriate  box  below  if  the  Form8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 .below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     As reported in Item 2.03 of this Current Report, on September 18, 2006 the Registrant's AMREP Southwest Inc. subsidiary entered into a Loan Agreement with and delivered its related Promissory Note (Revolving Line of Credit) to Compass Bank. A copy of the Loan Agreement is included as Exhibit 10.1 and a copy of the Promissory Note is included as Exhibit 10.2 to this Current Report on Form 8-K, and such Exhibits as well as their description included in Item 2.03 of this Current Report are incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

     On September 18, 2006, the Registrant's AMREP Southwest Inc. subsidiary (the "Borrower") entered into a Loan Agreement with and delivered its related Promissory Note (Revolving Line of Credit) to Compass Bank (said Agreement and Note, collectively, the "Credit Facility"). The Credit Facility provides the Borrower until September 17, 2008 with a $25 million unsecured revolving line of credit. Up to $5 million of the revolving credit is available to the Borrower for letters of credit. The Borrower has yet to draw on the revolving credit.

     Under the Credit Facility, letters of credit bear a fee at the annual rate of 0.95% of face amount, and revolving borrowings bear annual interest at the Borrower's option at (i) a fluctuating rate per annum of 1.00% below the Wall Street Journal prime rate as in effect from time to time, or (ii) LIBOR for a borrowing period selected by Borrower of one, two or three months, adjusted for regulatory reserve requirements, plus 1.65% if the outstanding principal balance of the Note is less than $10 million or 1.50% if the outstanding principal balance is $10 million or above. An additional fee of 0.25% per annum on the unused portion of the revolving credit is also payable for any quarter during which outstanding borrowings and letters of credit average less than $10 million.

     The Credit Facility contains a number of restrictive covenants including one requiring the Borrower to maintain a minimum tangible net worth.

     Under the Credit Facility it is an event of default if the Borrower fails to make the payments required of it or otherwise to fulfill the covenants applicable to it. In the case of events of default which are unremedied within allowable grace periods, the lender may terminate its revolving credit commitment and require immediate repayment of all outstanding borrowings.

     A copy of the Credit Agreement is included as Exhibit 10.1 and a copy of the related Promissory Note is included as Exhibit 10.2 to this Current Report on Form 8-K, and such Exhibits are incorporated into this Item 2.03 by reference and any description of the Credit Facility in this Item 2.03 is qualified by such reference.

Item 9.01. Financial Statements and Exhibits.

   (d)  Exhibits.

        Exhibit 10.1. Loan Agreement dated September 18, 2006 between AMREP Southwest Inc. and Compass Bank.

        Exhibit 10.2. $25,000,000 Promissory Note (Revolving Line of Credit) dated September 18, 2006 of AMREP Southwest Inc. payable to the order of Compass Bank.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AMREP CORPORATION
                                                     -----------------
                                                       (Registrant)

                                                     By: /s/ Peter M. Pizza
                                                         -----------------------
                                                         Peter M. Pizza
                                                         Vice President and
                                                         Chief Financial Officer

Date: September 21, 2006
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                                  EXHIBIT INDEX


Exhibit No.                  Description
-----------                  -----------

10.1 Loan Agreement dated September 18, 2006 between AMREP Southwest Inc. and Compass Bank.

10.2. $25,000,000 Promissory Note (Revolving Line of Credit) dated September 18, 2006 of AMREP Southwest Inc. payable to the order of Compass Bank.